Exhibit 99.2

2835 Miami Village Drive Miamisburg, OH 45342

NEWS RELEASE

For media information:	For investor information:

Dian Terry	Gregg Swearingen
(937) 242-4781	(937) 242-4600
dian.terry@teradata.com	gregg.swearingen@teradata.com

For Release on May 7, 2009

Teradata Announces $300 Million Increase in Share Repurchase Program

MIAMISBURG, Ohio – Teradata Corporation (NYSE: TDC), the world’s largest company solely focused on data warehousing and enterprise analytics, today announced that its Board of Directors has authorized a $300 million increase to its general open market share repurchase program. The program, established in February 2008, has also been extended for an additional two-year period expiring in February 2012. As of May 6, 2009, the Company had purchased about 9 million shares of its common stock, spending approximately $185 million of the original $250 million authorized under this program. The Company also has an ongoing anti-dilution offset repurchase program under which it repurchases common stock with cash received from employee stock purchases and option exercises under the Company’s stock plans.

“This additional $300 million stock repurchase authorization reflects our continued confidence in Teradata’s ability to generate attractive cash from operations well in excess of our capital needs to invest in the future growth of our business and strategic opportunities,” said Steve Scheppmann, executive vice president and chief financial officer of Teradata. “Teradata’s strong financial position, with no debt and increasing cash from operations, affords us the opportunity to drive incremental shareholder returns through share-repurchase activity.”

The stock will be repurchased periodically on an ongoing basis in open market transactions at management’s discretion, in accordance with applicable securities rules regarding issuer repurchases.

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About Teradata

Teradata Corporation (NYSE: TDC) is the world’s largest company solely focused on raising intelligence through data warehousing, data warehouse appliances, consulting services and enterprise analytics. Teradata is in more than 60 countries and on the web at www.teradata.com.

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Teradata is a trademark or registered trademark of Teradata Corporation in the United States and other countries.

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Note to Investors

This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause Teradata’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements. Such factors include those relating to: the current global economic downturn and its impact on the markets in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers, and other general economic and business conditions; the rapidly changing and intensely competitive nature of the information technology industry and the data enterprise warehousing business, including the increased pressure on price/performance for data warehousing solutions; fluctuations in our operating results, unanticipated delays or accelerations in our sales cycles and the difficulty of accurately estimating revenues; risks inherent in operating in foreign countries, including the impact of economic, political, legal, regulatory, compliance, cultural, foreign currency fluctuations and other conditions abroad; the timely development, production or acquisition and market acceptance of new and existing products and services, including our ability to accelerate market acceptance of new products and services; tax rates; turnover of workforce and the ability to attract and retain skilled employees; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors described from time to time in the company’s filings with the U.S. Securities and Exchange Commission and the company’s annual reports to stockholders The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.